                                                                   EXHIBIT 10.2

                SECOND AMENDMENT TO COLLATERAL AGENCY AGREEMENT

         This Second Amendment to Collateral Agency Agreement (this "Second Amendment") is made and entered into as of April 30, 2002 by and among (i) VGR Holding Inc., a Delaware corporation (formerly known as BGLS Inc., the "Company"), (ii) Brooke Group Holding Inc., a Delaware corporation ("Brooke Holding"), (iii) Vector Group Ltd., a Delaware corporation ("Vector"), (iv) New Valley Holdings, Inc., a Delaware corporation ("NV Holdings"), (v) Liggett Group Inc., a Delaware corporation (parties (i) through (v) the "Company Parties"), (vi) The Bank of New York, a New York banking corporation, as successor in interest to United States Trust Company of New York, a New York banking corporation as collateral agent (the "Collateral Agent") appointed pursuant to the Collateral Agency Agreement dated May 14, 2001 as amended on September 4, 2001 (the "Collateral Agency Agreement") with reference to that certain Note Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement") dated as of May 14, 2001 under which the Company has issued to the purchasers (the "Purchasers") $90,000,000 in aggregate principal amount of the Company's 10% Senior Secured Notes due March 31, 2006 (the "Notes") and (vii) the Holders (as defined below) of the Notes listed on the signature pages hereto. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Collateral Agency Agreement.

                                    RECITALS

         WHEREAS, the parties listed above wish to amend the Collateral Agency Agreement to reflect issuance of an additional $30,000,000 in Notes pursuant to the Second Amendment to Note Purchase Agreement and New Note Purchase Agreement dated as of the date hereof by and among the Company and the signatories thereto.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       AMENDMENT TO COLLATERAL AGENCY AGREEMENT.

         (a) The definition of "Notes" in the preamble to the Collateral Agency Agreement is hereby amended by substituting "$90,000,000" in lieu of "$60,000,000".

         (b) Section 2.06 is added which shall read in its entirety: "2.06 Notice of Default. The Company shall deliver to the Collateral Agent written notice of any Default or Event of Default in the performance of any covenant, agreement or condition contained in the Note Purchase Agreement, with such notice to be delivered promptly and, in any event, no later than one (1) Business Day following the occurrence of such Default or Event of Default."

         (c) Section 3.01 of the Collateral Agency Agreement is hereby amended by (i) deleting the word "and" after Section 3.01(j), (ii) deleting
Section 3.01(k) in its entirety and inserting in lieu thereof the following:

         "(k)     upon the receipt by it of written instructions of the
Majority Holders, file or record (or cause its agents to file or record) such Uniform Commercial Code financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Majority Holders reasonably determine appropriate to perfect or to ensure the continuing perfection or priority of the security interest in favor of the Collateral Agent;"

         and (iii) adding Section 3.01(l) and Section 3.01(m) to read as follows:

         "(l)     receive any and all amounts or proceeds paid pursuant to the
Liggett Guarantee and apply such amounts or proceeds as specified in Section 4.02; and

         (m) promptly upon and, in any event, no later than one (1) Business Day after receipt of notice from the Company pursuant to Section 2.06 hereof, deliver notice to Congress Financial Corporation in accordance with the Liggett Subordination Agreement that a Default or Event of Default, as the case may be, has occurred under the Note Purchase Agreement."

         (d) Section 3.03(d) is hereby amended by deleting "The Collateral Agent is authorized to" from the beginning of the first sentence thereof.

         (e) Section 4.01 of the Collateral Agency Agreement is hereby amended by deleting at the end thereof "in accordance with Section 5.13 of the applicable Pledge Agreement" and substituting in lieu thereof "in accordance with Section 5.13 of the BGLS Pledge Agreement, and Section 4.13 of each of the Brooke Holding Pledge Agreement and the NV Holdings Pledge Agreement".

         (f) Section 4.02 is hereby added to the Collateral Agency Agreement and read as follows:

         "4.02.   Payments under Liggett Guarantee. The receipt by the
Collateral Agent of any amounts under the Liggett Guarantee shall be applied by the Collateral Agent first, to the payment of all proper fees, costs and expenses incurred by the Collateral Agent and/or its agents, counsel or other professional advisors in the collection thereof and second, in satisfaction of the Secured Obligations (as defined in the Company Pledge Agreement).

         2. AUTHORIZATION OF AMENDMENT DOCUMENTS. The Majority Holders hereby instruct the Collateral Agent to execute the Amended and Restated Guarantee, Acknowledgment and Pledge Agreement, dated as of the date hereof, among Vector, the Collateral Agent and the Majority Holders, the Amendment to Pledge and Security Agreement, dated as of the date hereof, between Brooke Holding and the Collateral Agent, the Amendment to Pledge and Security Agreement, dated as of the date hereof, between NV Holdings and the Collateral Agent, the Amendment to Pledge and Security Agreement, dated as of the date hereof, between the Company and the Collateral Agent, the Liggett Guarantee and the Liggett Subordination Agreement.

         3. ADDITIONAL PARTY. Liggett Group Inc. is hereby added as a party to the Collateral Agency Agreement, as amended, as a Company Party.

         4. LIMITED EFFECT. Except as expressly amended and modified by this Second Amendment, the Collateral Agency Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         5. SUCCESSORS. All agreements of the parties to this Second Amendment shall bind their respective successors.

         6. COUNTERPARTS. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Second Amendment.

         7. GOVERNING LAW. THIS SECOND AMENDMENT AND ALL ISSUES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         8. SEVERABILITY. In case any one or more of the provisions in this Second Amendment shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

         9. HEADINGS. The headings of the sections of this Second Amendment have been inserted for convenience of reference only, are not to be considered a part of this Second Amendment and shall in no way modify or restrict any of the term or provisions of this Second Amendment.

         10. REFERENCE TO AND EFFECT ON COLLATERAL AGENCY AGREEMENT. On and after the date of this Second Amendment, each reference in the Collateral Agency Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like meaning referring to the Collateral Agency Agreement, and each reference in the Note Documents, other than the Collateral Agency Agreement, and any ancillary documents to the "Collateral Agency Agreement", "thereunder", "thereof", or words of like meaning referring to the Collateral Agency Agreement shall mean and be a reference to the Collateral Agency Agreement as so amended by this Second Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment by their duly authorized officers as of the day and year first above written.

                                       VGR HOLDING INC.



                                       By: /s/ Richard J. Lampen
                                          --------------------------------------
                                       Name:  Richard J. Lampen
                                       Title: Executive Vice President

                                       BROOKE GROUP HOLDING INC.



                                       By: /s/ Richard J. Lampen
                                          --------------------------------------
                                       Name:  Richard J. Lampen
                                       Title: Executive Vice President

                                       VECTOR GROUP LTD.



                                       By: /s/ Richard J. Lampen
                                          --------------------------------------
                                       Name:  Richard J. Lampen
                                       Title: Executive Vice President

                                       NEW VALLEY HOLDINGS, INC.



                                       By: /s/ Richard J. Lampen
                                          --------------------------------------
                                       Name:  Richard J. Lampen
                                       Title: Executive Vice President

                                       LIGGETT GROUP INC.



                                       By: /s/ Charles M. Kingan, Jr.
                                          --------------------------------------
                                       Name:  Charles M. Kingan, Jr.
                                       Title: Vice President

                                       THE BANK OF NEW YORK, as Collateral Agent



                                       By: /s/ Patricia Gallagher
                                          --------------------------------------
                                       Name:  Patricia Gallagher
                                       Title: Authorized Signatory

                                       TCW HIGH INCOME PARTNERS, LTD.

                                       By: TCW Asset Management Company, its
                                           Investment Advisor



                                       By: /s/ Darryl L. Schall
                                          --------------------------------------
                                       Name:  Darryl L. Schall
                                       Title: Managing Director

                                       TCW HIGH INCOME PARTNERS II, LTD.

                                       By: TCW Asset Management Company, its
                                           Investment Advisor



                                       By: /s/ Darryl L. Schall
                                          --------------------------------------
                                       Name:  Darryl L. Schall
                                       Title: Managing Director

                                       PIONEER HIGH YIELD CAYMAN UNIT TRUST

                                       By: TCW Asset Management Company, its
                                           Investment Advisor



                                       By: /s/ Darryl L. Schall
                                          --------------------------------------
                                       Name:  Darryl L. Schall
                                       Title: Managing Director

                                       TCW SHARED OPPORTUNITY FUND III, L.P.

                                       By: TCW Asset Management Company, its
                                           Investment Advisor



                                       By: /s/ Darryl L. Schall
                                          --------------------------------------
                                       Name:  Darryl L. Schall
                                       Title: Managing Director



                                       By: /s/ Shawn Bookin
                                          --------------------------------------
                                       Name:  Shawn Bookin
                                       Title: Senior Vice President

                                       TCW LEVERAGED INCOME TRUST IV, L.P.

                                       By: TCW Asset Management Company, as its
                                           Investment Advisor



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President

                                       AND

                                       By: TCW Asset Management Company, as its
                                           Managing Member of TCW (LINC IV)
                                           L.L.C., the General Partner



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director

                                       TCW LEVERAGED INCOME TRUST, L.P.

                                       By: TCW Advisers (Bermuda), Ltd., as its
                                           General Partner



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director

                                       By: TCW Investment Management Company, as
                                           Investment Adviser



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President

                                       TCW LEVERAGED INCOME TRUST II, L.P.

                                       By: TCW (LINC II), L.P., as its General
                                           Partner

                                       By: TCW Advisers (Bermuda), Ltd., its
                                           General Partner



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director

                                       By: TCW Investment Management Company, as
                                           Investment Adviser



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President

                                       TCW LINC III CBO LTD.

                                       By: TCW Investment Management Company,
                                           as Collateral Manager



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President

                                       AIMCO CDO, SERIES 2000-A

                                       By: Allstate Investment Management
                                           Company, its Collateral Manager

                                       By: TCW Asset Management Company, its
                                           Investment Advisor



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President

                                       POWRs 1997-2 (Participating Obligations
                                       with Residuals 1997-2)

                                       By: Citibank Global Asset Management, its
                                           Investment Advisor

                                       By: TCW Asset Management Company, its
                                           Portfolio Manager



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Senior Vice President

                                       CAPTIVA II FINANCE LTD.

                                       By: TCW Advisors, Inc., its Financial
                                           Manager



                                           By: /s/ Darryl L. Schall
                                              ----------------------------------
                                           Name:  Darryl L. Schall
                                           Title: Managing Director



                                           By: /s/ Shawn Bookin
                                              ----------------------------------
                                           Name:  Shawn Bookin
                                           Title: Managing Director